Exhibit 99.1


                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                            Kenneth H. Shubin Stein, MD, CFA
                                             1995 Broadway, Suite 1801
                                             New York, NY 10023


Date(s)of Event Requiring Statement:         03/26/08
                                             03/27/08
Issuer and Ticker Symbol:                    Resource America, Inc. (REXI)
Relationship to Issuer:                      10% Owner
Designated Filer:                            Spencer Capital Management, LLC


Title of Security:                           Common Stock

Transaction Date                             03/26/08
Transaction Code                             S
Amount of Securities and Price               800 at $10.62 per share
                                             900 at $10.63 per share
                                             700 at $10.65 per share
                                             500 at $10.66 per share
                                             700 at $10.68 per share
                                             700 at $10.69 per share
                                             900 at $10.70 per share
                                             500 at $10.71 per share
                                             300 at $10.72 per share
                                             100 at $10.74 per share
                                             300 at $10.80 per share
                                             500 at $10.82 per share
                                             400 at $10.99 per share


Transaction Date                             03/27/08
Transaction Code                             S
Amount of Securities and Price               1,000 at $10.50 per share
                                             200 at $10.51 per share
                                             500 at $10.55 per share


Securities Acquired (A) or Disposed of (D)  D
Amount of Securities Beneficially Owned
Following Reported Transactions              2,330,529
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)